Exhibit (3)B

BYLAWS

OF

TARGET CORPORATION

(As Amended Through September 9, 2009)

SHAREHOLDERS

Section 1.01.  Place of Meetings and Annual Meeting

Meetings of the shareholders shall be held at the principal executive office of the corporation or at such other place or places as the Board may from time to time designate. The regular annual meeting of the shareholders shall be held on such day each year as shall be designated by the Board, and at such time as the Board may from time to time designate, for the election of Directors and for the transaction of such other business as may lawfully come before such meeting.

Section 1.02.  Shareholders’ Special Meetings

Special meetings of the shareholders may be called for any purpose or purposes, at any time, by the Chief Executive Officer; by the Chief Financial Officer; by the Board or any two or more members thereof; or by one or more shareholders holding not less than 10% of the voting power of all shares of the corporation entitled to vote (except that a special meeting for the purpose of considering any action to directly or indirectly facilitate or effect a business combination, including any action to change or otherwise affect the composition of the Board for that purpose, must be called by 25% or more of the voting power of all shares of the corporation entitled to vote), who shall demand such special meeting by written notice given to the Chief Executive Officer or the Chief Financial Officer specifying the purpose or purposes of such meeting.

Section 1.03.  Meetings Held Upon Shareholder Demand

Within 30 days of receipt of a demand by the Chief Executive Officer or the Chief Financial Officer from any shareholder or shareholders entitled to call a meeting of the shareholders, it shall be the duty of the Board to cause a special or regular meeting of shareholders, as the case may be, to be duly called and held on notice no later than 90 days after receipt of such shareholder’s or shareholders’ demand.  If the Board fails to cause such a meeting to be called and held as required by this Section, the shareholder or shareholders making the demand may call the meeting by giving notice as provided in Section 1.04 at the expense of the corporation.

Section 1.04.  Notices of Meetings

Except as otherwise specified in Section 1.03 or required by law, written notice of the time and place of every meeting of shareholders, and in the case of a special meeting the purpose or purposes of the meeting, shall be given at least 10 days and not more than 60 days previous thereto, to each shareholder of record entitled to vote at the meeting.  Notice may be given to a shareholder by means of electronic communication if the requirements of Minnesota Statutes Section 302A.436, Subdivision 5, as amended from time to time, are met.  Notice to a shareholder is also effectively given if the notice is addressed to the shareholder or a group of shareholders in a manner permitted by the rules and regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), provided that the corporation has first received the written or implied consent required by those rules and regulations.  The business transacted at a special meeting of shareholders is limited to the purpose or purposes stated in the notice of the meeting.

Section 1.05.  Quorum

A quorum at any meeting of shareholders shall consist of shareholders representing, either in person or by proxy, a majority of the outstanding shares of the corporation entitled to vote at such meeting, except as otherwise specially provided by law.  If a quorum is not present at any such meeting, it may be adjourned from time to time until a quorum is present.

Section 1.06.  Adjournments

Any meeting of the shareholders may be adjourned from time to time to another date, time and place.  If any meeting of the shareholders is so adjourned, no notice as to such adjourned meeting need be given if the date, time and place at which the meeting will be reconvened are announced at the time of adjournment and the adjourned meeting is held not more than 120 days after the date fixed for the original meeting.

Section 1.07.  Proposals Regarding Business Other Than Director Nominations

(a)           The business transacted at any special meeting of shareholders is limited to the purpose or purposes stated in the notice of the meeting given pursuant to Section 1.04.  The proposal of business (other than the nomination and election of Directors, which is subject to Section 2.09) to be considered by the shareholders at an annual meeting of shareholders may be made (i) pursuant to the corporation’s notice of meeting, (ii) by or at the direction of the Board, or (iii) by any shareholder of the corporation who complies with this Section 1.07.

(b)           For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the corporation.  To be timely, a shareholder’s notice must be received by the Secretary not less than 90 days prior to the first anniversary of the preceding year’s annual meeting.  If, however, the date of the annual meeting is more than 30 days before or 60 days after such anniversary date, notice by a shareholder is timely only if so received not less than 90 days before the annual meeting or, if later, within 10 days after the first public announcement of the date of the annual meeting.  Except to the extent otherwise required by law, the adjournment of an annual meeting will not commence a new time period for the giving of a shareholder’s notice as required above.

(c)           A shareholder’s notice to the corporation must set forth as to each matter the shareholder proposes to bring before an annual meeting:

(i)            a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting;

(ii)           any material interest in such business of the shareholder and of any beneficial owners on whose behalf the proposal is made;

(iii)          the name and address of such shareholder, as they appear on the corporation’s books, and of any such beneficial owner;

(iv)  (A) the class or series (if any) and number of shares of the corporation that are beneficially owned by such shareholder or any such beneficial owner, (B) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the corporation or with a value derived in whole or in part from the value of any class or series of shares of the corporation, whether or not such instrument or right is subject to settlement in the underlying class or series of capital stock of the corporation or otherwise (a “Derivative Instrument”) owned beneficially by such shareholder or any such beneficial owner and any other opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the corporation, (C) any proxy, contract, arrangement, understanding, or relationship pursuant to which such shareholder or any such beneficial owner has a right to vote any shares of the corporation, (D) any short interest of such shareholder or any such beneficial owner in any security of the corporation (for purposes of these Bylaws, a person shall be deemed to have a “short interest” in a security if such person has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (E) any rights to dividends on the shares of the corporation owned beneficially by such shareholder or any such beneficial owner that are separated or separable from the underlying shares of the corporation, (F) any proportionate interest in shares of the corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such shareholder or any such beneficial owner is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, and (G) any performance-related fees (other than an asset-based fee) that such shareholder or any such beneficial owner is entitled to based on any increase or decrease in the value of shares of the corporation or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such shareholder’s or any such beneficial owner’s immediate family sharing the same household (which information called for by this Section 1.07(c)(iv) shall be supplemented by such shareholder not later than 10 days after the record date for the meeting to update and disclose such information as of the record date); and

(v)           a representation that the shareholder is a holder of record of shares entitled to vote at the meeting, will continue to be a holder of record of shares entitled to vote at the meeting through the date of the meeting, and intends to appear in person or by proxy at the meeting to make the proposal.

(d)           The presiding officer at such meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the procedures described in this Section 1.07 and, if the presiding officer so determines, any such business not properly brought before the meeting shall not be transacted.

(e)           For purposes of this Section 1.07, “public announcement” means disclosure (i) when made in a press release reported by the Dow Jones News Service, Associated Press, or comparable national news service, (ii) when contained in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act, or (iii) when given as the notice of the meeting pursuant to Section 1.04.

(f)            With respect to this Section 1.07, a shareholder must also comply with all applicable requirements of Minnesota law and the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 1.07.

(g)           Notwithstanding anything to the contrary in this Section 1.07, this Section 1.07 does not apply to any shareholder proposal made pursuant to Rule 14a-8 promulgated under the Exchange Act.  The requirements, procedures, and notice deadlines of Rule 14a-8 shall govern any proposal made pursuant thereto.

BOARD OF DIRECTORS

Section 2.01.  Regular Meetings

Regular meetings of the Board may be established by the Board.  They may be held without notice at the principal executive office of the corporation, or at such other place or places as the Board may from time to time designate.

Section 2.02.  Special Meetings

Special meetings of the Board may be called at any time by any member of the Board, the Chief Executive Officer, or the Secretary of the corporation, to be held at the principal executive office of the corporation or at such other place or places as the Directors may from time to time designate.  Notices of all special meetings of the Board shall be given to each Director by twenty-four hours’ service of the same by letter, by telephone, by electronic communication or personally, provided that when notice is mailed, at least three days’ notice shall be given.

Section 2.03.  Quorum

A majority of the Directors currently holding office shall be necessary at all meetings to constitute a quorum for the transaction of business, except as otherwise provided herein, but a majority of the Directors present (although less than a quorum) may adjourn any meeting, which may be held on a subsequent date without further notice, provided that a quorum be present at such deferred meeting.  If a quorum is present when a meeting is convened, the Directors present may continue to transact business until adjournment, even though the withdrawal of a number of Directors originally present leaves less than the number otherwise required for a quorum.

Section 2.04.  Waiver of Notice; Previously Scheduled Meetings

(a)           A Director may waive notice of the date, time and place of a meeting of the Board.  A waiver of notice by a Director entitled to notice is effective whether given before, at or after the meeting, and whether given in writing, orally, by authenticated electronic communication, or by attendance.  Attendance by a Director at a meeting is a waiver of notice of that meeting, unless the Director objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened and thereafter does not participate in the meeting.

(b)           If the day or date, time and place of a Board meeting have been provided herein or announced at a previous meeting of the Board, no notice is required.  Notice of an adjourned meeting need not be given other than by announcement at the meeting at which adjournment is taken of the date, time and place at which the meeting will be reconvened.

Section 2.05.  Action in Writing

Any action which may be taken at a meeting of the Board may be taken without a meeting if authorized by a writing or writings signed, or consented to by authenticated electronic communication, by all of the Directors, and such action shall be effective when signed or consented to by authenticated electronic communication by all of the Directors or at such other time as is set forth therein.

Section 2.06.  Electronic Communications

Any action which may be taken at a meeting of the Board may be taken by means of conference telephone, or if authorized by the Board, by any other means of remote communication, by means of which all persons participating in the meeting can hear each other, with the same effect as though all such persons were present in person at such meeting.  Participation in a meeting by any such means constitutes presence in person at the meeting.

Section 2.07.  Absent Directors

A Director may give advance written consent or opposition to a proposal to be acted on at a Board meeting.  If the Director is not present at the meeting, consent or opposition to a proposal does not constitute presence for purposes of determining the existence of a quorum, but consent or opposition shall be counted as a vote in favor of or against the proposal and shall be entered in the minutes or other record of action at the meeting, if the proposal acted on at the meeting is substantially the same or has substantially the same effect as the proposal to which the Director has consented or objected.

Section 2.08.  Committees

(a)           A resolution approved by the affirmative vote of a majority of the Board may establish committees having the authority of the Board in the management of the business of the corporation to the extent provided in the resolution.  Committees shall be subject at all times to the direction and control of the Board, except as provided in paragraph (f) of this Section 2.08 or as otherwise provided by law.

(b)           A committee shall consist of one or more natural persons, who need not be Directors, appointed by affirmative vote of a majority of the Directors present at a duly held Board meeting.

(c)           Sections 2.01 through 2.07 apply to committees and members of committees to the same extent as those sections apply to the Board and Directors.

(d)           Minutes, if any, of committee meetings shall be made available upon request to members of the committee and to any Director.

(e)           Unless otherwise provided in the resolution of the Board establishing the committee, a committee may create one or more subcommittees, each consisting of one or more members of the committee, and may delegate to a subcommittee any or all of the authority of the committee.  In these Bylaws, unless the language or context clearly indicates that a different meaning is intended, any reference to a committee is deemed to include a subcommittee, and any reference to a committee member is deemed to include a subcommittee member.

(f)            The Board may establish a committee composed of one or more independent Directors or other independent persons to consider legal rights or remedies of the corporation and whether those rights and remedies should be pursued.

Section 2.09.  Director Nominations

(a)           Following the 2010 annual meeting of shareholders, only persons who are nominated in accordance with the procedures set forth in this Section 2.09 are eligible for election as Directors at an annual meeting of shareholders, unless otherwise provided in the articles of incorporation.  Nominations of persons for election to the Board of Directors may be made at an annual meeting of shareholders (i) by or at the direction of the Board of Directors or (ii) by any shareholder entitled to vote for the election of Directors who complies with the procedures set forth in this Section 2.09.

(b)           Nominations by shareholders must be made pursuant to timely notice in writing to the Secretary of the corporation.  To be timely, a shareholder’s notice of nominations to be made at an annual meeting must be received by the Secretary not less than 90 days prior to the first anniversary of the preceding year’s annual meeting.  If, however, the date of the annual meeting is more than 30 days before or 60 days after such anniversary date, notice by a shareholder is timely only if so received not less than 90 days before the annual meeting or, if later, within 10 days after the first public announcement of the date of the annual meeting.  Except to the extent otherwise required by law, the adjournment of an annual meeting will not commence a new time period for the giving of a shareholder’s notice as described above.

(c)           A shareholder’s notice to the corporation of nominations for an annual meeting of shareholders must set forth:

(i)            as to each person whom the shareholder proposes to nominate for election or re-election as a Director:  (A) the person’s name, (B) all information relating to the person that would be required to be disclosed in solicitations subject to Rule 14a-12(c) under the Exchange Act or that is required pursuant to any other provision of Regulation 14A or any other applicable regulation under the Exchange Act, and (C) the person’s written consent to be named in the proxy statement as a nominee and to serve as a Director if elected; and

(ii)           as to the shareholder giving the notice:  (A) the name and address of such shareholder, as they appear on the corporation’s books, and of any beneficial owners on whose behalf the nomination is made, (B) the information called for by Section 1.07(c)(iv) hereof with respect to such shareholder and any such beneficial owner, and (C) a representation that the shareholder is a holder of record of shares of the corporation entitled to vote for the election of Directors, will continue to be a holder of record of shares entitled to vote for the election of Directors through the date of the meeting, and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice.

(d)           The presiding officer at such meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed in this Section 2.09 and, if the presiding officer so determines, the defective nomination shall be disregarded.

(e)           For purposes of this Section 2.09, “public announcement” means disclosure (i) when made in a press release reported by the Dow Jones News Service,

Associated Press, or comparable national news service, (ii) when contained in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act, or (iii) when given as the notice of the meeting pursuant to Section 1.04.

(f)            With respect to this Section 2.09, a shareholder must also comply with all applicable requirements of Minnesota law and the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.09.

(g)           Notwithstanding anything to the contrary in this Section 2.09, if the Securities and Exchange Commission adopts final rules requiring in certain events the inclusion in the corporation’s proxy materials of persons nominated by shareholders for election to the Board of Directors, then the requirements, procedures, and notice deadlines of such final rules and not this Section 2.09 shall govern any nomination made pursuant to such final rules as if the corporation had no advance-notice requirements for such nominations.

Section 2.10.  Chairman of the Board

The Board may elect or appoint from its members a Chairman of the Board who shall preside at all meetings of shareholders and of the Board, shall make reports to the Board and shareholders, and shall have such other authority and perform such other duties as the Board may from time to time determine.

OFFICERS

Section 3.01.  Number and Designation

The corporation shall have one or more natural persons exercising the functions of the offices of Chief Executive Officer and Chief Financial Officer.  The Board and, to the extent permitted by law, the Chief Executive Officer may elect or appoint such other officers or agents as deemed necessary for the operation and management of the corporation, with such powers, rights, duties and responsibilities as may be determined by the Board or the Chief Executive Officer, including, without limitation, a President, one or more Vice Presidents, a Secretary, a Treasurer, one or more Assistant Secretaries, and one or more Assistant Treasurers.  Any of the offices or functions of those offices may be held by the same person.

Section 3.02.  Chief Executive Officer

Unless otherwise determined by the Board of Directors, the Chief Executive Officer shall have general active management of the business of the corporation, shall see that all orders and resolutions of the Board are carried into effect, and shall perform such other duties as the Board may from time to time determine.

Section 3.03.  President

Unless otherwise determined by the Board of Directors, the Chief Executive Officer shall be the President of the corporation.  If a person other than the Chief Executive Officer is designated as President, the President shall perform such duties as the Board or the Chief Executive Officer may from time to time determine.

Section 3.04.  Chief Financial Officer

Unless otherwise determined by the Board of Directors, the Chief Financial Officer shall keep accurate financial records for the corporation, shall render to the Chief Executive Officer and the Board, whenever requested, an account of the financial condition of the corporation, and shall perform such other duties as the Board or the Chief Executive Officer may from time to time determine.

Section 3.05.  Vice Presidents

Any one or more of the Vice Presidents may be designated by the Board or, to the extent permitted by law, the Chief Executive Officer as an Executive or Senior Vice President, and each Vice President shall have such authority and perform such duties as the Board or the Chief Executive Officer may from time to time determine.

Section 3.06.  Secretary

Unless otherwise determined by the Board of Directors, the Secretary shall issue notices for all meetings, except as otherwise provided for herein, and the Secretary shall keep minutes of all meetings, have charge of the seal and the corporate books, and make such reports and perform the other duties incident to that office, and shall have such other authority and perform such other duties as the Board or the Chief Executive Officer may from time to time determine.

Section 3.07.  Treasurer

The Treasurer shall perform such duties as the Board, the Chief Executive Officer, or the Chief Financial Officer may from time to time determine.

Section 3.08.  Term of Office

The officers of the corporation shall hold office until their respective successors are elected or appointed or until their earlier resignation, death or removal.  Any officer elected or appointed by the Board may be removed at any time, with or without cause, by the Board or, to the extent permitted by law, by the Chief Executive Officer.

Section 3.09.  Vacancies

Vacancies in any office or designation arising from any cause may be filled by the Directors or, to the extent permitted by law, the Chief Executive Officer.

Section 3.10.  Delegation; Execution of Instruments

(a)           Unless prohibited by the Board, an officer may, without the approval of the Board, delegate some or all of the duties and powers of his or her office to other persons.

(b)           All contracts, deeds, mortgages, notes, checks, conveyances, releases of mortgages and other instruments shall be signed on behalf of the corporation by the Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer, or any Vice President, or by such other person or persons pursuant to delegated authority or as may be designated or authorized from time to time by the Board or by the Chief Executive Officer.

INDEMNIFICATION

Section 4.01.  Generally

The corporation shall indemnify its present and former officers, Directors, and committee members for such expenses and liabilities, in such manner, under such circumstances, and to the fullest extent, as required or permitted by Section 302A.521 of the Minnesota Statutes, as amended from time to time, or as required or permitted by other provisions of law.

Section 4.02.  Indemnification Committee

There is hereby established an Indemnification Committee.  The committee shall have the fullest authority and responsibility available under Section 302A.521 of the Minnesota Statutes, as amended from time to time, with respect to the determination of indemnification of, and the payment or reimbursement of expenses in advance of the final disposition of a proceeding to, persons who are not, and who were not at the time of the relevant acts or omissions, Directors or officers of the corporation or persons possessing directly or indirectly the power to direct or cause the direction of the management or policies of the corporation.  The committee shall consist of the Chief Executive Officer; the senior personnel officer; the Chief Financial Officer and the General Counsel.  In the event of vacancy in the office of Chief Executive Officer or in the event that officer is not a member of the Board, the Chairman of the Board shall be an ex officio member of the committee.  In the event of vacancy in any other position, the Chief Executive Officer shall appoint an interim member of the committee.  By reason of their annual election and designation to these offices, said officers shall be deemed to have been annually appointed to the committee.  The committee shall report its actions to the Board at least once in each fiscal year.  At that time, the Board shall have the opportunity to ratify the existence and constitution of the committee.  At all meetings of the committee, the presence of a least two members shall constitute a quorum for the transaction of business, notwithstanding anything to the contrary provided in Section 2.03 or 2.08(c).

SHARES

Section 5.01.  Certificated and Uncertificated Shares

(a)           The shares of the corporation shall be either certificated shares or uncertificated shares.  Each holder of duly issued certificated shares is entitled to a certificate of shares.

(b)           The corporation may determine that some or all of any or all classes and series of the shares of the corporation will be uncertificated shares.  Any such determination shall not apply to shares represented by a certificate until the certificate is surrendered to the corporation.

Section 5.02.  Execution of Share Certificates

The certificates of certificated shares of the corporation shall bear the corporate seal and shall be signed by the Chairman of the Board, the Chief Executive Officer, or the President and by the Secretary or an Assistant Secretary; but when a certificate is signed by a transfer agent or a registrar the signature of any such corporate officer and the corporate seal upon such certificate may be facsimiles engraved or printed.

Section 5.03.  Lost, Stolen or Destroyed Share Certificates

In the event of a certificate of shares being lost, stolen, or destroyed, a new certificate of the same tenor and for the same number of shares as the one lost, stolen or destroyed may be issued pursuant to the standards prescribed from time to time by the Board.

MISCELLANEOUS

Section 6.01.  Fiscal Year

The fiscal year of the corporation shall commence on whatever date the Sunday shall fall which Sunday immediately follows the Saturday which is nearest to the last day of January in any one year, and such fiscal year shall end on whatever date the Saturday which is nearest to the last day of January in the following year shall fall.

Section 6.02.  Amendments

These Bylaws may be altered, amended, added to, or repealed by the affirmative vote of a majority of the members of the Board at any regular meeting of the Board, or at any special meeting of the Board called for that purpose, subject to the power of the shareholders to change or repeal such Bylaws and subject to any other limitations on such authority of the Board provided by the Minnesota Business Corporation Act.